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                                                               EXECUTION COPY



         FIRST AMENDMENT TO SECOND AMENDED AND RESTATED AGREEMENT AND PLAN
                       OF CONTRIBUTION, INVESTMENT AND MERGER

     This First Amendment to Second Amended and Restated Agreement and Plan of Contribution, Investment and Merger, dated as of October 20, 1999 (hereinafter, "Amendment No. 1"), among National Broadcasting Company, Inc., a Delaware corporation ("NBC"), GE Investments Subsidiary, Inc., a Delaware corporation, Neon Media Corporation, a Delaware Corporation, NBC Internet, Inc., a Delaware corporation ("NBCi," referred to as "Xenon 2" in the Original Contribution Agreement hereinafter identified), and XOOM.com, Inc., a Delaware corporation ("Xoom")

                                W I T N E S S E T H:

     WHEREAS, the parties hereto have previously entered into that certain Second Amended and Restated Agreement and Plan of Contribution, Investment and Merger dated as of July 8, 1999 (the "Original Contribution Agreement"); and

     WHEREAS, the parties now wish to amend the Original Contribution Agreement as provided below;

     NOW THEREFORE, the Original Contribution Agreement is amended in the following respects:

     1. Section 5.2(b) of the Original Contribution Agreement is amended in its entirety to provide as follows:

          "(b) issue, purchase or redeem, or authorize or propose the issuance, purchase or redemption of, or make any distribution with respect to, any equity interests of SNAP or any class of securities convertible into, or rights, warrants or options to acquire, any such equity interests or other convertible securities, other than (i) pursuant to employee options outstanding on the date hereof or issued in accordance herewith, (ii) SNAP Options issued pursuant to commitments to issue SNAP Options that were included in job offers outstanding as of May 9, 1999, as identified on
     SCHEDULE 4.1(t) as amended and (iii) additional options that, when added to SNAP Options previously outstanding, do not exceed options for units equal in number to 17% of the units of SNAP."

     2. SCHEDULE 3.7 to the Original Contribution Agreement is amended by replacing the reference to "Thomas Rogers" under the item "NBC Directors" with a reference to "Scott M. Sassa".

     3. SCHEDULE 4.2(t) to the Original Contribution Agreement is amended by the addition thereto of the items listed on SCHEDULE 4.2(t)-2 hereto.

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     4.   SCHEDULE 6.9 to the Original Contribution Agreement is amended by deleting the reference to "August 25, 1998" and replacing it with "September 14, 1999," and the parties acknowledge and agree that NBCi shall, accordingly, be obligated pursuant to Section 6.9 of the Contribution Agreement to repay and terminate the indebtedness represented by that certain Credit Agreement dated September 14, 1999 between SNAP and Bank of America National Trust and Savings Association, and use its best efforts to cause the guarantee of such indebtedness by General Electric Company to be fully released immediately following the Closing.

     5. EXHIBIT A to the Original Contribution Agreement is amended by increasing the value of the Spots to be provided by NBC to Xenon 2 to $405 million and by establishing that the aggregate value of the Spots to be provided in the fourth quarter of 1999 shall be no less than $45 million.

     6. In all other respects, the Original Contribution Agreement is unchanged and shall remain in full force and effect.

     7. GOVERNING LAW. THIS AMENDMENT NO. 1 SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE TO BE PERFORMED WITHIN SUCH STATE.


     [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK.]

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8.     Article X of the Original Merger Agreement shall apply MUTATIS MUTANDIS to this Amendment No. 1.

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be duly executed as of the date first above written.

                         NATIONAL BROADCASTING COMPANY, INC.

                         BY: /s/ Martin Yudkovitz
                             --------------------

                         Name: Martin Yudkovitz
                         Title: President, NBC Interactive

                         GE INVESTMENTS SUBSIDIARY, INC.

                         BY: /s/ Robert E. Healing
                             ---------------------

                         Name: Robert E. Healing
                         Title: Vice President

                         NEON MEDIA CORPORATION

                         BY: /s/ Martin Yudkovitz
                             --------------------
                         Name: Martin Yudkovitz
                         Title: President, NBC Interactive

                         NBC INTERNET, INC. (formerly, Xenon 2, Inc.)

                         BY: /s/ John Harbottle
                             ------------------

                         Name: John Harbottle
                         Title: Chief Financial Officer and
                                Executive Vice President

                         XOOM.COM, INC.

                         BY: /s/ John Harbottle
                             ------------------
                         Name: John Harbottle
                         Title: Chief Financial Officer and
                                Executive Vice President